Castlight Health Announces Second Quarter 2018 Results

Total Revenue of $37.8 million, Up 16% Year-over-Year

SAN FRANCISCO - July 30, 2018 - Castlight Health, Inc. (NYSE:CSLT), a leading health benefits platform provider, today announced results for its second quarter ended June 30, 2018.

“We’ve seen strong validation over the last two quarters that our health navigation solution is penetrating the market efficiently, which demonstrates the strategic value to us of our platform and channel collaborations,” said John Doyle, chief executive officer of Castlight Health. “Based on these results, we will increase our focus on adding new channel partners and align our costs accordingly. We will reduce operating expenses by 10 to 15 percent, which will position us to break even beginning in Q4, while continuing to make the critical platform investments needed to lead the health navigation market.”

Financial performance for the three months ended June 30, 2018 compared to the three months ended June 30, 2017 includes:

•	GAAP total revenue of $37.8 million, representing an increase of 16%

•	GAAP gross margin of 58.4%, compared to 62.2%

•	Non-GAAP gross margin of 62.2% compared to 67.4%

•	GAAP operating loss of $14.1 million, compared to a loss of $17.6 million

•	Non-GAAP operating loss of $6.9 million, compared to a loss of $8.7 million

•	GAAP net loss per basic and diluted share of $0.10, compared to a net loss per basic and diluted share of $0.09

•	Non-GAAP net loss per basic and diluted share of $0.05, compared to a net loss per basic and diluted share of $0.07

•	Cash used in operations of $1.1 million, compared to $4.1 million

Total cash, cash equivalents and marketable securities was $74.5 million as of June 30, 2018.

A reconciliation of GAAP to non-GAAP results has been provided in this press release in the accompanying tables. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Restructuring Program
Today, the Company is announcing a restructuring program to align its operations with its evolving business needs. This is also due, in part, to the recent unexpected churn of a large customer. Under this program, the Company intends to reduce operating expenses by 10 to 15 percent. The actions associated with this program are expected to be largely completed by September 30, 2018. The Company expects to take a restructuring charge in the third quarter of 2018, which will be excluded from its full year 2018 non-GAAP operating loss and non-GAAP net loss per share calculation.

Business Outlook
The Company is reiterating its previously-issued 2018 outlook. For the full year 2018, the Company expects:
•GAAP revenue in the range of $150 million to $155 million

•	Non-GAAP operating loss in the range of $15 million to $20 million

•	Non-GAAP net loss per share of approximately $0.11 to $0.15 based on approximately 137 million to 138 million shares

Quarterly Conference Call

Castlight Health senior management will host a conference call to discuss its second quarter 2018 results and business outlook today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://ir.castlighthealth.com. An archive of the webcast can also be accessed through the same link. The live conference call can be accessed by dialing (866) 393-4306 and the replay will be available for one week at (855) 859-2056. The conference ID number for the live call and replay is 3899475.

About Castlight Health
Castlight is on a mission to make it as easy as humanly possible to navigate healthcare and live happier, healthier, more productive lives. Our health navigation platform connects with hundreds of health vendors, benefits resources, and plan designs, giving rise to the world’s first comprehensive app for all health needs. We guide individuals - based on their unique profile - to the best resources available to them, whether they are healthy, chronically ill, or actively seeking medical care. In doing so, we help companies regain control over rising healthcare costs and get more value from their benefits investments. Castlight revolutionized the healthcare sector with the introduction of data-driven price transparency tools in 2008 and the first consumer-grade wellbeing platform in 2012. Today, Castlight serves as the health navigation platform for millions of people and is a trusted partner to many of the largest employers in the world.

For more information visit www.castlighthealth.com. Follow us on Twitter and LinkedIn and Like us on Facebook.

Non-GAAP Financial Measures
To supplement Castlight Health’s financial statements presented in accordance with generally accepted accounting principles (GAAP), we also use and provide investors and others with non-

GAAP measures of certain components of financial performance, including non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net, non-GAAP net loss and non-GAAP net loss per share. Non-GAAP gross profit and margin, non-GAAP operating expense, non-GAAP operating loss, non-GAAP other income, net and non-GAAP net loss exclude stock-based compensation, litigation settlement, amortization of intangibles, amortization of internal-use software, lease exit and related charges, changes in fair value of contingent consideration liability, restructuring charges and charges related to the acquisition of Jiff and the associated tax impact of these items, where applicable.

We believe that these non-GAAP financial measures provide useful supplemental information to investors and others, facilitate the analysis of the company’s core operating results and comparison of operating results across reporting periods, and can help enhance overall understanding of the company’s historical financial performance.

We have provided a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure, except that we have not reconciled our non-GAAP operating loss and net loss per share guidance for the full year 2018 to comparable GAAP operating loss and net loss per share guidance because we do not provide guidance for stock-based compensation expense, and capitalization and amortization of internal-use software, which are reconciling items between GAAP and non-GAAP operating loss. The factors that may impact our future stock-based compensation expense, and capitalization and amortization of internal-use software are out of our control and/or cannot be reasonably predicted, and therefore we are unable to provide such guidance without unreasonable effort. Factors include our market capitalization and related volatility of our stock price and our inability to project the cost or scope of internally produced software.

These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP.

Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Castlight Health encourages investors and others to review the company’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor For Forward-Looking Statements
This press release contains forward-looking statements about Castlight Health’s expectations, plans, intentions, and strategies, including, but not limited to, statements regarding Castlight Health’s 2018 full year projections, success of our strategy, impact of the restructuring program and our expectations for our future business and financial performance. Statements including words such as “anticipate,” “believe,” “estimate,” “will,” “continue,” “expect,” or “future,” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include those described in Castlight Health’s documents filed with or furnished to the Securities and Exchange Commission. All forward-looking statements in this press release are based on information available to Castlight Health as of the date hereof. Castlight Health assumes no obligation to update these forward-looking statements.

Copyright 2018 Castlight Health, Inc. Castlight Health® is the registered trademark of Castlight Health, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	As of
	June 30, 2018	December 31, 2017
		(as adjusted)(1)
Assets
Current assets:
Cash and cash equivalents	$44,642	$61,319
Marketable securities	29,833	32,025
Accounts receivable and other, net	28,184	21,933
Prepaid expenses and other current assets	5,742	3,991
Total current assets	108,401	119,268
Property and equipment, net	5,247	5,263
Restricted cash, non-current	1,325	1,325
Deferred commissions	24,691	27,512
Deferred professional service costs	11,855	12,480
Intangible assets, net	18,144	20,253
Goodwill	91,785	91,785
Other assets	2,141	1,997
Total assets	$263,589	$279,883
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$4,619	$3,907
Accrued expenses and other current liabilities	17,829	13,178
Accrued compensation	9,530	13,941
Deferred revenue	26,509	25,985
Total current liabilities	58,487	57,011
Deferred revenue, non-current	2,723	4,457
Debt, non-current	4,183	4,958
Other liabilities, non-current	2,964	1,900
Total liabilities	68,357	68,326
Stockholders’ equity	195,232	211,557
Total liabilities and stockholders’ equity	$263,589	$279,883
_______________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Revenue:
Subscription	$34,802	$30,382	$67,791	$56,279
Professional services and other	2,982	2,250	6,472	4,056
Total revenue, net	37,784	32,632	74,263	60,335
Cost of revenue:
Cost of subscription(2)	9,140	7,706	18,314	11,952
Cost of professional services and other(2)	6,590	4,628	12,359	8,437
Total cost of revenue	15,730	12,334	30,673	20,389
Gross profit	22,054	20,298	43,590	39,946
Operating expenses:
Sales and marketing(2)	13,306	15,935	27,218	30,081
Research and development(2)	16,425	15,194	31,796	26,265
General and administrative(2)	6,382	6,766	13,207	15,764
Total operating expenses	36,113	37,895	72,221	72,110
Operating loss	(14,059)	(17,597)	(28,631)	(32,164)
Other income, net	101	12	229	205
Income before income taxes	(13,958)	(17,585)	(28,402)	(31,959)
Income tax benefit	—	(5,206)	—	(5,206)
Net loss	$(13,958)	$(12,379)	$(28,402)	$(26,753)
Net loss per share, basic and diluted	$(0.10)	$(0.09)	$(0.21)	$(0.23)
Weighted-average shares used to compute basic and diluted net loss per share	136,682	130,537	135,843	117,807
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

(2)	Includes stock-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Cost of revenue:
Cost of subscription	$231	$253	$473	$380
Cost of professional services and other	315	363	616	609
Sales and marketing	1,318	2,441	2,456	4,595
Research and development	1,908	2,254	3,562	4,044
General and administrative	1,375	1,169	2,632	2,464
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

CASTLIGHT HEALTH, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
		(as adjusted)(1)		(as adjusted)(1)
Operating activities:
Net loss	$(13,958)	$(12,379)	$(28,402)	$(26,753)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,713	2,060	3,573	2,758
Stock-based compensation	5,147	6,480	9,739	12,092
Amortization of deferred commissions	2,947	2,356	5,800	4,289
Amortization of deferred professional service costs	1,151	1,071	2,097	1,958
Lease exit and related charges	901	—	1,817
Release of deferred tax valuation allowance due to business combination	—	(5,206)	—	(5,206)
Change in fair value of contingent consideration liability	—	(643)	—	(643)
Accretion and amortization of marketable securities	(135)	20	(266)	84
Changes in operating assets and liabilities:
Accounts receivable and other, net	4,944	(1,426)	(6,252)	(3,117)
Deferred commissions	(1,808)	(2,895)	(2,979)	(3,452)
Deferred professional service costs	(647)	(1,002)	(1,389)	(1,853)
Prepaid expenses and other assets	(2,102)	323	(1,896)	(859)
Accounts payable	(1,272)	(685)	511	(508)
Accrued expenses and other liabilities	6,398	4,230	(1,229)	(527)
Deferred revenue	(4,393)	3,582	(1,210)	6,711
Net cash used in operating activities	(1,114)	(4,114)	(20,086)	(15,026)
Investing activities:
Purchase of property and equipment	(916)	(764)	(1,304)	(930)
Purchase of marketable securities	(13,954)	(15,768)	(23,979)	(31,775)
Maturities of marketable securities	10,700	28,938	26,450	63,737
Business combination, net of cash acquired	—	(2,264)	—	(2,264)
Net cash (used in) provided by investing activities	(4,170)	10,142	1,167	28,768
Financing activities:
Proceeds from exercise of stock options	1,752	457	2,242	831
Payments of issuance costs related to equity	—	(119)	—	(731)
Net cash provided by financing activities	1,752	338	2,242	100

Net (decrease) increase in cash, cash equivalents and restricted cash	(3,532)	6,366	(16,677)	13,842
Cash, cash equivalents and restricted cash at beginning of period	49,499	57,342	62,644	49,866
Cash, cash equivalents and restricted cash at end of period	$45,967	$63,708	$45,967	$63,708

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$44,642	$62,201	$44,642	$62,201
Restricted cash	1,325	1,507	1,325	1,507
Total cash, cash equivalents and restricted cash	$45,967	$63,708	$45,967	$63,708
_______________________

(1)
Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018, and ASU No. 2016-18, Statement of Cash Flows, Restricted Cash (ASC 230), which we adopted in the fourth quarter of 2017.

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2018	March 31, 2018	June 30, 2017	June 30, 2018	June 30, 2017
			(as adjusted)(1)		(as adjusted)(1)
Gross profit:
GAAP gross profit subscription	$25,662	$23,815	$22,676	$49,477	$44,327
Stock-based compensation	231	242	253	473	380
Amortization of internal-use software	219	219	244	438	488
Amortization of intangibles	678	678	751	1,356	751
Acquisition related costs	—	—	52	—	52
Non-GAAP gross profit subscription	$26,790	$24,954	$23,976	$51,744	$45,998
GAAP gross margin subscription	73.7%	72.2%	74.6%	73.0%	78.8%
Non-GAAP gross margin subscription	77.0%	75.6%	78.9%	76.3%	81.7%

GAAP gross loss professional services	$(3,608)	$(2,279)	$(2,378)	$(5,887)	$(4,381)
Stock-based compensation	315	301	363	616	609
Acquisition related costs	—	—	17	—	164
Non-GAAP gross loss professional services	$(3,293)	$(1,978)	$(1,998)	$(5,271)	$(3,608)
GAAP gross margin professional services	(121)%	(65.3)%	(106)%	(91.0)%	(108)%
Non-GAAP gross margin professional services	(110)%	(56.7)%	(88.8)%	(81.4)%	(89.0)%

GAAP gross profit	$22,054	$21,536	$20,298	$43,590	$39,946
Impact of non-GAAP adjustments	1,443	1,440	1,680	2,883	2,444
Non-GAAP gross profit	$23,497	$22,976	$21,978	$46,473	$42,390
GAAP gross margin	58.4%	59.0%	62.2%	58.7%	66.2%
Non-GAAP gross margin	62.2%	63.0%	67.4%	62.6%	70.3%

Operating expense:
GAAP sales and marketing	$13,306	$13,912	$15,935	$27,218	$30,081
Stock-based compensation	(1,318)	(1,138)	(2,441)	(2,456)	(4,595)
Amortization of intangibles	(273)	(448)	(448)	(721)	(448)
Acquisition related costs	—	—	(518)	—	(923)
Non-GAAP sales and marketing	$11,715	$12,326	$12,528	$24,041	$24,115

GAAP research and development	$16,425	$15,371	$15,194	$31,796	$26,265
Stock-based compensation	(1,908)	(1,654)	(2,254)	(3,562)	(4,044)
Acquisition related costs	—	—	(126)	—	(393)
Lease exit and related charges	(842)	(916)	—	(1,758)	—
Non-GAAP research and development	$13,675	$12,801	$12,814	$26,476	$21,828

GAAP general and administrative	$6,382	$6,825	$6,766	$13,207	$15,764
Stock-based compensation	(1,375)	(1,257)	(1,169)	(2,632)	(2,464)
Litigation settlement	—	—	—	—	(250)
Amortization of intangibles	(17)	(17)	(17)	(34)	(17)
Change in fair value of contingent consideration liability	—	—	643	—	643
Acquisition related costs	—	—	(899)	—	(3,239)
Non-GAAP general and administrative	$4,990	$5,551	$5,324	$10,541	$10,437

GAAP operating expense	$36,113	$36,108	$37,895	$72,221	$72,110
Impact of non-GAAP adjustments	(5,733)	(5,430)	(7,229)	(11,163)	(15,730)
Non-GAAP operating expense	$30,380	$30,678	$30,666	$61,058	$56,380

Operating loss:
GAAP operating loss	$(14,059)	$(14,572)	$(17,597)	$(28,631)	$(32,164)
Impact of non-GAAP adjustments	7,176	6,870	8,909	14,046	18,174
Non-GAAP operating loss	$(6,883)	$(7,702)	$(8,688)	$(14,585)	$(13,990)

CASTLIGHT HEALTH, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(unaudited)

Net loss and net loss per share:
GAAP net loss	$(13,958)	$(14,444)	$(12,379)	$(28,402)	$(26,753)
Total pre-tax impact of non-GAAP adjustments	7,176	6,870	8,909	14,046	18,174
Income tax impact of non-GAAP adjustments	—	—	(5,206)	—	(5,206)
Non-GAAP net loss	$(6,782)	$(7,574)	$(8,676)	$(14,356)	$(13,785)
GAAP net loss per share, basic and diluted	$(0.10)	$(0.11)	$(0.09)	$(0.21)	$(0.23)
Non-GAAP net loss per share, basic and diluted	$(0.05)	$(0.06)	$(0.07)	$(0.11)	$(0.12)
Shares used in basic and diluted net loss per share computation	136,682	134,994	130,537	135,843	117,807
_______________________

(1)	Prior-period information has been adjusted for the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (ASC 606), which we adopted in the first quarter of 2018.

Castlight Media Contact:
Shannon Magill
press@castlighthealth.com
415-829-1500

Castlight Investor Contact:
Gary J. Fuges, CFA
ir@castlighthealth.com
415-829-1680